                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                     -------------------------------------


                                   FORM 8-K
                                Current Report



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report: December 9, 1998





                     MERCANTILE CREDIT CARD MASTER TRUSTS
            (Exact name of registrant as specified in its charter)



         New York                     33-89380-01               37-0152681
----------------------------  ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                   Identification Number)


Mercantile Bank
      National Association
      140 West Hawthorne
      Hartford, Illinois                                            62048
-----------------------------------------                      --------------
 (Address of principal executive offices)                        (Zip Code)


              Registrant's telephone number, including area code:

                                (618) 251-2035

ITEM 5.     OTHER EVENTS.
            -------------

            The November 1998 Monthly Report to investors was delivered to the trustee of the Mercantile Credit Card Master Trust on December 9, 1998.

ITEM 7.     EXHIBITS.
            ---------

            The following is filed as an exhibit to this Report.

            Exhibit 1 Monthly Report to Floating Rate Credit Card Participation Certificates, Series 1995-1, investors for the month of November 1998.

                                   SIGNATURE
                                   ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              Mercantile Bank
                              National Association, Servicer


                              By:       \s\ Keith Roever

                              Name:     Keith Roever
                              Title:    President



Date: December 17, 1998

                               INDEX TO EXHIBITS
                               -----------------

Exhibit
Number                        Exhibits
------                        --------
  1                           Monthly Report to Floating Rate
                              Credit Card Participation Certificates,
                              Series 1995-1, investors for the month
                              of November, 1998.